Exhibit 99.CERT


                                  CERTIFICATION


I, Bruce, J. Smith, Chief Financial Officer, certify that:

1.   I have reviewed this report on Form N-CSR of the Worldwide  Insurance Trust
     - Worldwide Real Estate Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report.


Date:  2/28/03
      ------------------
                                                /s/ Bruce J. Smith
                                               -----------------------------
                                               Chief Financial Officer


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                                  CERTIFICATION


I, Jan van Eck, Chief Executive Officer, certify that:

1.   I have reviewed this report on Form N-CSR of the Worldwide  Insurance Trust
     - Worldwide Real Estate Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report.


Date:  2/28/03
      ------------------
                                               /s/ Jan F. van Eck
                                               -----------------------------
                                               Chief Executive Officer